EXHIBIT 99.1

  IF YOU WISH TO CONVERT YOUR 6% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2003 INTO COMMON STOCK, THEN THIS LETTER OF TRANSMITTAL (OR OTHER IRREVOCABLE WRITTEN NOTICE OF ELECTION TO CONVERT) AND YOUR DEBENTURE CERTIFICATE(S) MUST BE RECEIVED BY THE PAYING AND CONVERSION AGENT IDENTIFIED BELOW PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON JUNE 29, 1998, TIME BEING OF THE ESSENCE. THIS LETTER OF TRANSMITTAL IS TO BE USED ONLY IF DEBENTURE CERTIFICATES ARE TO BE FORWARDED HEREWITH. DEBENTURE HOLDERS WHOSE DEBENTURE CERTIFICATES ARE NOT IMMEDIATELY AVAILABLE OR WHO CANNOT DELIVER THEIR DEBENTURE CERTIFICATES AND ALL OTHER DOCUMENTS REQUIRED HEREBY TO THE PAYING AND CONVERSION AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON JUNE 29, 1998 MUST ELECT TO CONVERT THEIR DEBENTURE(S) ACCORDING TO THE INSTRUCTIONS FOR GUARANTEED DELIVERY DESCRIBED BELOW.

                        INTEGRATED HEALTH SERVICES, INC.
                             LETTER OF TRANSMITTAL

    (To accompany the 6% Convertible Subordinated Debentures due 2003, when surrendered for redemption, or surrendered for conversion into shares of Common Stock of Integrated Health Services, Inc.)


                PLEASE READ CAREFULLY THE ENCLOSED INSTRUCTIONS

ANY DEBENTURES SURRENDERED FOR CONVERSION OR REDEMPTION SHOULD BE DELIVERED AS
      FOLLOWS, TOGETHER WITH A COMPLETED AND SIGNED LETTER OF TRANSMITTAL

                      TO: THE PAYING AND CONVERSION AGENT

                              THE BANK OF NEW YORK

                               REDEMPTION ONLY:
                               ----------------

        BY HAND:         BY OVERNIGHT COURIER:                    BY MAIL:
                                                 (registered or certified mail recommended)

 The Bank of New York    The Bank of New York              The Bank of New York
   101 Barclay Street     101 Barclay Street                  P.O. Box 11265
   Fiscal Agencies-7E     Fiscal Agencies-7E               Church Street Station
        Lobby Level       New York, NY 10286                New York, NY 10286
   New York, NY 10286                                      Attn: Fiscal Agencies
                                                               Dept. 101B-7E

                               CONVERSION ONLY:
                               ----------------

        BY HAND:         BY OVERNIGHT COURIER:                    BY MAIL:
                                                 (registered or certified mail recommended)

 The Bank of New York    The Bank of New York              The Bank of New York
   101 Barclay Street     101 Barclay Street                  P.O. Box 11265
     Reorg. Dept.-7E       Reorg. Dept.-7E                 Church Street Station
   New York, NY 10286     New York, NY 10286                New York, NY 10286
                                                        Attn: Reorg. Dept. 101B-7E



     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     Reference is made to the Notice of Redemption dated May 29, 1998, receipt of which is hereby acknowledged, whereby Integrated Health Services, Inc. (the "Company") has called for redemption on June 29, 1998 (the "Redemption Date") all of its 6% Convertible Subordinated Debentures due 2003 (the "Debentures") outstanding on that date at a redemption price of 103.0% of the principal amount thereof, plus interest accruing from January 1, 1998 to the Redemption Date of June 29, 1998, for a total redemption price of $1,059.83 per $1,000 principal amount of Debentures (the "Redemption Price").

                ITEMS A, B, E AND F OF THIS LETTER OF TRANSMITTAL
                        MUST BE COMPLETED IN ALL CASES.

                 PLEASE CAREFULLY FOLLOW THE INSTRUCTIONS BELOW

                                    ITEM A.

                (MUST BE COMPLETED BY ALL HOLDERS OF DEBENTURES)

     List below the Debentures to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Debentures should be listed on a separate signed schedule affixed hereto.


                             DESCRIPTION OF DEBENTURES PRESENTED

NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
(MUST BE EXACTLY AS NAME(S) APPEAR(S) ON                                     PRINCIPAL AMOUNT
DEBENTURES(S). IF THE NAME AND ADDRESS SHOWN OF                               OF DEBENTURES
RECORD WITH THE PAYING AND CONVERSION AGENT ARE              DEBENTURE        REPRESENTED BY
NOT CORRECT, PLEASE INDICATE ANY CHANGES NECESSARY.)         NUMBER(S)        CERTIFICATE(S)







                                                          Total Principal
                                                                Amount

                                    ITEM B.

                (MUST BE COMPLETED BY ALL HOLDERS OF DEBENTURES)

     THE ABOVE DEBENTURES ARE SURRENDERED FOR THE ACTION INDICATED BELOW.



[ ] CONVERSION into shares of common stock, par value $.001 per share ("Common Stock"), of the Company ("Shares") at the conversion price of $32.125 per Share (equivalent to 31.13 Shares per $1,000 principal amount of Debentures), with cash in lieu of fractional Shares. Such payment of cash will be in the form of a check drawn on an account of the Paying and Conversion Agent. See Instruction 2. Complete Items C and E below.

     Holders of Debentures who convert their Debentures will not be entitled to any accrued but unpaid interest on the Debentures.

     SO LONG AS THE MARKET PRICE OF THE COMMON STOCK IS GREATER THAN $34.05 PER SHARE AT THE TIME OF CONVERSION, A HOLDER WHO CONVERTS DEBENTURES INTO COMMON STOCK WILL RECEIVE CONSIDERATION (COMMON STOCK, PLUS CASH IN LIEU OF ANY FRACTIONAL SHARE) HAVING A MARKET VALUE GREATER THAN THE REDEMPTION PRICE OF THE DEBENTURES. TAXES, COMMISSIONS AND OTHER COSTS WHICH WOULD LIKELY BE INCURRED UPON SALE OF COMMON STOCK RECEIVED UPON CONVERSION OF THE DEBENTURES WOULD REDUCE OR ELIMINATE THE ECONOMIC ADVANTAGE OF CONVERSION OVER REDEMPTION. MOREOVER, THE MARKET VALUE OF THE COMMON STOCK RECEIVED IS SUBJECT TO FLUCTUATION. SEE INSTRUCTION 2 BELOW FOR INFORMATION RELATING TO THE PAYMENT OF CASH IN LIEU OF ANY FRACTIONAL SHARE.

[ ] REDEMPTION at a price of 103.0% of the principal amount thereof, plus interest accruing from January 1, 1998 to the Redemption Date of June 29, 1998 (the "Redemption Price"). A holder of $1,000 principal amount of Debentures redeemed at the Redemption Price would receive $1,059.83 in cash.

     See Instruction 3. Complete Items D and E below.

[ ] PARTIAL CONVERSION/PARTIAL REDEMPTION. If this box is checked you must indicate (1) the principal amount of Debentures you wish to convert into Shares on Item C and (2) the principal amount of Debentures you wish to have redeemed on Item D. If this box is checked and no additional instructions are provided, the delivery of Debentures prior to 5:00 p.m., New York City time, on June 29, 1998, will be treated by the Paying and Conversion Agent as an instruction to convert such Debentures into Shares. Complete Items C, D and E below.

[ ] CHECK HERE IF DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE PAYING AND CONVERSION AGENT.

THE FOREGOING ELECTIONS ARE IRREVOCABLE. IF NO BOX IS CHECKED AND THE ABOVE DEBENTURES ARE RECEIVED BY THE PAYING AND CONVERSION AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON JUNE 29, 1998, SUCH DEBENTURES WILL BE DEEMED SURRENDERED FOR CONVERSION INTO SHARES. IF ANY DEBENTURES ARE RECEIVED AFTER THAT TIME, TIME BEING OF THE ESSENCE, SUCH DEBENTURES WILL BE REDEEMED REGARDLESS OF WHICH OR WHETHER ANY CHOICE IS INDICATED.

                                    ITEM C.

                                   CONVERSION

                       DEBENTURE HOLDERS PLEASE COMPLETE

1. If the stock certificates evidencing Shares of Common Stock and/or check for payment (if any) are to be issued in the name of a person other than as indicated in Item A above, fill in this space. See instructions 4 and 5.

    ISSUE TO:

    Name:
           --------------------------------------------------------------------

    Address:
            -------------------------------------------------------------------

     Zip Code:
            -------------------------------------------------------------------

     Social Security Number or Taxpayer I.D. Number:
                                                    ---------------------------

 2. If stock certificates evidencing Shares of Common Stock and/or check for payment (if any) are to be mailed to an address other than as indicated in Item A above, fill in this space. See Instructions 4 and 5.

    MAIL TO:

    Name:
         ----------------------------------------------------------------------

    Address:
           --------------------------------------------------------------------

    Zip Code:
            -------------------------------------------------------------------

    Principal Amount of Debentures Surrendered for Conversion: $
                                                        -----------------------

                                    ITEM D.

                                   REDEMPTION

                       DEBENTURE HOLDERS PLEASE COMPLETE

 1. If the check for payment is to be issued to a person other than as indicated in Item A above, fill in this space. See instructions 4 and 5.

    ISSUE TO:

    Name:
           --------------------------------------------------------------------

    Address:
            -------------------------------------------------------------------

     Zip Code:
            -------------------------------------------------------------------

     Social Security Number or Taxpayer I.D. Number:
                                                    ----------------------------



 2. If the check for payment is to be mailed to an address other than as indicated in Item A above, fill in this space. See Instructions 4 and 5.

    ISSUE TO:

    Name:
           --------------------------------------------------------------------

    Address:
            -------------------------------------------------------------------

     Zip Code:
            -------------------------------------------------------------------

     Principal Amount of Debentures surrendered for Redemption: $
                                                         -----------------------

                                    ITEM E.

                               REQUIRED SIGNATURE

                (MUST BE COMPLETED BY ALL HOLDERS OF DEBENTURES)

                               REQUIRED SIGNATURE

  The signatures on this Letter of Transmittal must correspond exactly with the name(s) of the (1) registered owners of the Debentures surrendered or (2) persons to whom such Debentures have been properly assigned or transferred, in which case evidence of transfer must accompany this letter.

  See Instructions 1, 4, 5 and 6 below.

  Dated:
         -----------------------------------------------------------------------

   Signature:
             -------------------------------------------------------------------

  Telephone:
              ------------------------------------------------------------------

  Social Security Number or Taxpayer I.D. Number:
                                          -----------------------------------



                              SIGNATURE GUARANTEE
                                (IF APPLICABLE)

  If stock certificates are to be issued in a name other than that of the registered owner of the Debentures surrendered or persons to whom such Debentures have been properly assigned or transferred, or if a check for payment is to be made payable to a different name, the signature of the holder must be guaranteed by an Eligible Institution. See Instructions 4 and 5.

  Signature Guarantee:
                      ----------------------------------------------------------
  Dated:
           ---------------------------------------------------------------------

  Name of Firm Issuing Guarantee:
                                ------------------------------------------------

  Signature of Officer:
                     -----------------------------------------------------------

 Title of Officer Signing This Guarantee:
                                     -------------------------------------------

 Address of Guaranteeing Firm:
                              --------------------------------------------------

 -------------------------------------------------------------------------------

                                    ITEM F.

                (MUST BE COMPLETED BY ALL HOLDERS OF DEBENTURES)

                            IMPORTANT TAX INFORMATION

                              ---------------------
            COMPLETE AND SIGN SUBSTITUTE FORM W-9 IN ADDITION TO THE
                         SIGNATURES REQUIRED IN ITEM E.

                              (SEE INSTRUCTION 13)

------------------------------------------------------------------------------------------------
                                    PAYOR: THE BANK OF NEW YORK
------------------------------------------------------------------------------------------------
SUBSTITUTE        PART 1 -- PLEASE PROVIDE YOUR TIN IN THE         --------------------------
                  BOX AT RIGHT AND CERTIFY BY SIGNING AND             Social Security Number
                  DATING BELOW.
                                                                   OR ------------------------
FORM W-9                                                               Employer Identification
PAYOR'S REQUEST                                                        Number
FOR TAXPAYER
IDENTIFICATION
("TIN")
                 --------------------------------------------------------------------------------
                 PART 2 -- Check the box below.  I  am  (we are) NOT NUMBER subject to backup  withholding  under the Internal Revenue
                 Code  because  (a)  I  am  (we  are)  exempt  from  backup withholding,  or (b) I (we) have not been  notified that I am (we are) subject to backup withholding as a result of a failure to report all  interest or  dividends,  or (c) the
                 Internal  Revenue  Service has  notified me (us) that I am
                 (we are) no longer subject to backup withholding.

                 [ ] Correct                [ ]Not Correct
                 ---------------------------------------------------------------------------------
                 CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT       PART 3 --
                 THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT
                 AND COMPLETE.                                                     [ ] Awaiting TIN

                 Signature(s): -------------------------

                               -------------------------

                 Date: -------------------------  , 1998




NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENT MADE TO YOU, AND A $50 PENALTY MAY BE IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9 ABOVE.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding that I have checked the box in Part 3 (and have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me prior to the time I provide the Paying and Conversion Agent with a properly certified taxpayer identification number will be subject to a 31% backup withholding tax.

     -------------------------------------              ---------------------
            Signature                                                 Date

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL

     1. GENERAL. Please do not send Debentures to the Company. The Debentures, together with the signed and completed Letter of Transmittal and any required supporting documents (see Instruction 2 below), should be mailed, or otherwise delivered, to The Bank of New York, as Paying and Conversion Agent, at its appropriate address indicated on the first page of the Letter of Transmittal. If mail is used, it is recommended that registered mail, with return receipt requested, properly insured, be used as a precaution against loss. Consideration should be given to using some form of express delivery service, as the conversion alternative discussed below expires at 5:00 p.m., New York City time, on June 29, 1998, time being of the essence. The method of transmitting the Debentures, however, is at your sole option and risk. If you wish to convert your Debentures, your Debentures and a properly completed Letter of Transmittal must be RECEIVED by the Paying and Conversion Agent at one of the addresses listed on the front page hereof by 5:00 p.m., New York City time, on June 29, 1998.

              ALL ELECTIONS TO CONVERT OR REDEEM ARE IRREVOCABLE.

               ITEMS A, B, E AND F OF THIS LETTER OF TRANSMITTAL
                         MUST BE COMPLETED IN ALL CASES.

     2. IF YOU WISH TO CONVERT YOUR DEBENTURES. If you wish to convert your Debentures into Shares of Common Stock, then prior to 5:00 p.m., New York City time, on June 29, 1998 you must deposit with the Paying and Conversion Agent (a) the Debentures, (b) a properly completed Letter of Transmittal and (c) any other documents required by this Letter of Transmittal. If your Debenture Certificates are not immediately available, please see Instruction 7.

     Debentures surrendered for conversion will not be entitled to interest accrued to the date of conversion. Instead of issuing any fractional Share of Common Stock which would otherwise be issuable upon conversion of any Debenture (or specified portions thereof), the Company will pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Closing Price (as defined below) at the close of business on the day of conversion (or, if such day is not a Trading Day (as defined below), on the Trading Day immediately preceding such day). "Closing Price" means the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange ("NYSE"). "Trading Day" means each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are generally not traded on the NYSE. The Debentures will not be convertible after 5:00 P.M., New York City time, on the Redemption Date. Such cash in lieu of any fractional Share will be paid by check drawn on an account of the Paying and Conversion Agent.

     Each holder of Debentures that does not directly hold certificates for its Debentures, but instead maintains its holdings indirectly in an account with a broker or other intermediary (each, a "Beneficial Holder") must comply with the procedures of such intermediary to convert such Beneficial Holder's Debentures. Such an intermediary may maintain its holdings with The Depository Trust Company ("DTC"). In those instances, the procedures of DTC must also be followed for a Beneficial Holder to convert its Debentures.

     IT IS THE RESPONSIBILITY OF EACH BENEFICIAL HOLDER TO GIVE INSTRUCTIONS TO ITS INTERMEDIARY IN SUFFICIENT TIME FOR THAT INTERMEDIARY, ANY HIGHER INTERMEDIARIES AND THE RECORD HOLDER OF SUCH BENEFICIAL HOLDER'S DEBENTURES (WHICH MAY BE DTC) TO TAKE THE ACTIONS WHICH ARE NECESSARY TO EFFECT CONVERSION OF SUCH BENEFICIAL HOLDER'S DEBENTURES PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE REDEMPTION DATE.

     AS LONG AS THE MARKET PRICE OF THE COMMON STOCK REMAINS AT OR ABOVE $34.05 PER SHARE, THE HOLDERS OF DEBENTURES WHO ELECT TO CONVERT WILL RECEIVE, UPON CONVERSION, COMMON STOCK (INCLUDING CASH, IF ANY, RECEIVED IN LIEU OF FRACTIONAL SHARES) HAVING A GREATER MARKET VALUE THAN THE AMOUNT OF CASH RECEIVABLE UPON REDEMPTION OF SUCH DEBENTURES (BEFORE DEDUCTING ANY TAXES, COMMISSIONS AND OTHER COSTS WHICH WOULD LIKELY BE INCURRED ON SALE OF THE COMMON STOCK RECEIVED UPON CONVERSION OF

THE DEBENTURES). IT SHOULD BE NOTED, HOWEVER, THAT THE PRICE OF THE COMMON STOCK RECEIVED UPON CONVERSION WILL FLUCTUATE IN THE MARKET. NO ASSURANCE CAN BE GIVEN AS TO THE PRICE OF THE COMMON STOCK AT ANY FUTURE TIME, AND THE HOLDERS SHOULD EXPECT TO INCUR VARIOUS EXPENSES OF SALE IF SUCH COMMON STOCK IS SOLD.

     If the stock certificates and any cash in lieu of fractional Shares are to be (i) issued in the same name(s) as that in which the surrendered Debentures are registered and (ii) mailed to the same address as given in Item A, complete Items A, B, E and F.

     If the stock certificates and any cash in lieu of fractional Shares are to be issued in the name or names of a different person(s), see Instructions 4, 5 and 6 and complete Items A, B, C, E and F.

     If the stock certificates and any cash in lieu of fractional Shares are to be mailed to an address different from that given in Item A, complete Items A, B, C, E and F.

     If more than one Debenture is surrendered for conversion at any one time under the same Letter of Transmittal or other notice by the same holder, the number of Shares issuable upon conversion of such Debentures will be computed upon the basis of the aggregate principal amount of Debentures so surrendered. Holders are also entitled to convert fewer than all Debentures they hold, provided that any conversions are for amounts of Debentures in integral multiples of $1,000.

     A single Common Stock certificate will be issued unless you give written instructions to the contrary. The Common Stock certificate and cash in lieu of fractional Shares will be mailed as soon as possible after receipt of your Debentures.

     3. IF YOU WISH TO REDEEM YOUR DEBENTURES. If you wish your Debentures to be redeemed by the Company, deliver your Debentures and a properly completed Letter of Transmittal to the Paying and Conversion Agent. A check for $1,059.83 per $1,000 principal amount of Debentures will be sent to you when the Debentures have been received by the Paying and Conversion Agent, but in no event earlier than the Redemption Date, June 29, 1998.

     NOTE: THE PRICE RECEIVABLE UPON REDEMPTION OF THE DEBENTURES MAY BE LESS THAN THE CURRENT MARKET VALUE OF THE COMMON STOCK (INCLUDING CASH, IF ANY, RECEIVED IN LIEU OF A FRACTIONAL SHARE) RECEIVABLE UPON CONVERSION.

     If the check is to be issued in the same name(s) as that in which the surrendered Debentures are registered and mailed to the same address as given in Item A, complete Items A, B, E and F.

     If the check is to be issued in a different name or names, see Instructions 4 and 5 and complete Items A, B, D, E and F.

     If the check is to be mailed to an address different from that given in Item A, complete Items A, B, D, E and F.

     4. CERTIFICATE OR CHECK TO BE ISSUED IN A DIFFERENT NAME. Unless instructions are given in Item C or D, the Shares and/or check (if any) are to be issued in the same name as that of the record holder inscribed on the surrendered Debenture. If the Shares and/or check (if any) are to be issued in a name other than that of the record holder of the listed Debenture, please be guided by the following:

       (a) Endorsement and Guarantee. The Debentures surrendered must be properly endorsed (or accompanied by one or more appropriate powers properly executed by the record holder of such Debentures to the person who is to receive the Common Stock certificate(s) and/or check). The signature of the record holder on the endorsement or power must correspond with the name as written upon the face of the Debentures surrendered in every particular and must be guaranteed by a commercial bank or trust company having an office or correspondent in the United States, a member firm of a national securities exchange or the National Association of Securities Dealers, Inc. or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution").

       (b) Transferee's Signature. The Letter of Transmittal must be signed by the person to whom transfer or assignment is made, or by his or her agent, and should not be signed by the person transferring or assigning the Debentures. The signature of such transferee, assignee or agent must be guaranteed as provided in Instruction 4(a).

       (c) Correction of or Change in Name. For a name correction or for a change in name that does not involve a change of ownership, proceed as follows: For a correction in name, the listed Debentures should be endorsed, for example, "James E. Brown, incorrectly inscribed as J. E. Brown," with the signature guaranteed as described in Instruction 4(a). For a change in name by marriage, the surrendered Debentures should be endorsed, for example, "Mary Doe, now by marriage, Mrs. Mary Jones," with the signature guaranteed as described in Instruction 4(a).

     5. SIGNATURE BY FIDUCIARY OR OTHER THAN REGISTERED HOLDER. If this Letter of Transmittal is signed by the registered holder(s) of the Debentures transmitted herewith, the signatures must correspond exactly with the name(s) of such registered holder(s).

     If the Letter of Transmittal is signed in Item E by an executor, administrator, trustee, guardian, attorney or the like, such person should so indicate when signing, and the Letter of Transmittal and Debentures must be accompanied by evidence, satisfactory to the Paying and Conversion Agent and the Company, of the authority of such person to sign the Letter of Transmittal, and the signature must be properly guaranteed by an Eligible Institution.

     If the Letter of Transmittal is signed in Item E by a person, other than the registered holder, who is not a person described in the preceding paragraph, the surrendered Debentures must be properly endorsed or be accompanied by appropriate powers, properly executed by the registered owner(s), so that such endorsement or powers are signed exactly as the name(s) of the registered owner(s) appear(s) on the Debentures and the signature(s) must be properly guaranteed by an Eligible Institution.

     If the Debentures are endorsed by, or accompanied by bond powers signed by, trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or other persons acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted, and the signatures must be properly guaranteed by an Eligible Institution.

     If you have completed Item C or D regarding special issuance instructions, the signature on this Letter of Transmittal must be guaranteed, in the space provided in Item E, by an Eligible Institution.

     6. JOINT HOLDERS OR DEBENTURES REGISTERED IN DIFFERENT NAMES. If Debentures are surrendered by joint holders or owners, all such persons must sign the Letter of Transmittal in Item E. If Debentures are registered in different names or forms of ownership, separate Letters of Transmittal must be completed, signed and returned for each different registration. See Instruction 5 above.

     7. NOTICE OF GUARANTEED DELIVERY. Debenture holders wishing to convert their Debentures whose Debentures are not immediately available or who cannot deliver their Debentures and all other documents required hereby to the Paying and Conversion Agent on or prior to 5:00 p.m., New York City time, on June 29, 1998 may elect to convert their Debentures pursuant to the following procedures:
(a) such election to convert must be made by or through an Eligible Institution,
(b) a properly completed and duly executed Notice of Guaranteed Delivery in the form provided by the Company to all registered holders of Debentures must be received by the Paying and Conversion Agent on or prior to 5:00 p.m., New York City time, on June 29, 1998, and (c) the Debentures in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal and all other documents required by this Letter of Transmittal, must be received by the Paying and Conversion Agent within three New York Stock Exchange trading days after the date such Notice of Guaranteed Delivery is received by the Paying and Conversion Agent. Notwithstanding the foregoing, Shares will be issued in respect of Debentures surrendered for conversion only after timely receipt by the Paying and Conversion Agent of the surrendered Debentures, a properly completed and duly executed Letter of Transmittal and any other documents required by the Letter of Transmittal.

     8. TRANSFER TAXES. It is not anticipated that any transfer taxes will be payable in connection with the issuance of certificates evidencing Shares upon conversion of the Debentures. If, however, it should develop that in certain circumstances such taxes may be payable, conversion of Debentures will be effected without charge to the converting holder for any such stock transfer tax, except in the following cases. If stock certificates issued upon conversion are to be registered in the name of any person other than the registered owner of Debentures, the amount of any stock transfer taxes (whether imposed on the registered owner(s) of the certificate(s) transmitted herewith or such person(s) payable on account of the transfer to such person(s)) must accompany this Letter of Transmittal or evidence must be submitted as to the payment of such taxes, or exemption therefrom. The Company will not be required to issue or deliver stock certificates in any such case until such person(s) has made payment or submitted such evidence.

     9. LOST OR DESTROYED DEBENTURES. If your Debentures have been either lost or destroyed, notify The Bank of New York, as Trustee, of this fact immediately by telephone at (212) 815-3738, or by mail, hand delivery or overnight courier at the appropriate address set forth on the first page of the Letter of Transmittal. In order to retain your rights to convert your Debentures which have been lost or destroyed, the procedures set forth in Item 7(a) and (b) of these instructions must be followed. You will then be instructed as to the steps you must take in order to convert or have redeemed the Debentures that you own. The Letter of Transmittal and related documents cannot be processed until the missing Debentures have been replaced. You must act promptly if you wish to safeguard your rights.

     10. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive any of the conditions set forth herein or any defect with respect to the transmittal of the Debentures.

     11. MISCELLANEOUS. Neither the Company nor the Paying and Conversion Agent is under any duty to give notification of defects in any Letter of Transmittal or facsimile or in any other required documents, and neither the Company nor the Paying and Conversion Agent shall incur any liability for failure to give such notification. Any and all Letters of Transmittal or facsimiles (including any other required documents) not in proper form are subject to rejection.

     12. QUESTIONS ON HOW TO SUBMIT CERTIFICATES AND OBTAIN ADDITIONAL COPIES. All questions regarding appropriate procedures for completing the Letter of Transmittal and surrendering Debentures and requests for additional copies of the Notice of Redemption and Letter of Transmittal should be directed to the Paying and Conversion Agent at (212) 815-3738.

     13. SUBSTITUTE FORM W-9. Each Debenture holder is required to provide the Paying and Conversion Agent with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under Item F, and to indicate whether the Debenture holder is subject to backup withholding by checking the appropriate box in Part 2 of the form. Each Debenture holder must date and sign the Substitute Form W-9 in the spaces indicated. Failure to provide the information on the form may subject the Debenture holder to a $50 penalty imposed by the Internal Revenue Service and to a 31% United States federal income tax withholding on any cash payment he or she is otherwise entitled to receive with respect to Debentures received or amounts paid for fractional Shares. The box in Part 3 of the form may be checked if the Debenture holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 3 is checked, the Paying and Conversion Agent may still withhold 31% of all payments that the Debenture holder is otherwise entitled to receive until a TIN is provided to the Paying and Conversion Agent.

                           IMPORTANT TAX INFORMATION

     Under the United States federal income tax law, the Paying and Conversion Agent may be required to withhold 31 percent of the amount of any cash payment to Debenture holders in connection with the redemption or conversion of Debentures. In order to avoid such "backup withholding," a Debenture holder whose Debentures are surrendered herewith is required to provide the Paying and Conversion Agent with such Debenture holder's current Taxpayer Identification Number ("TIN") on Substitute Form W-9. If such Debenture holder is an individual, the TIN is his or her social security number. If the Paying and Conversion Agent is not provided with the correct TIN or an adequate basis for exemption, the Debenture holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any cash payment made to a Debenture holder with respect to Debentures surrendered for redemption or conversion may be subject to backup withholding.

     Certain Debenture holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that Debenture holder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Paying and Conversion Agent.

     If backup withholding applies, the Paying and Conversion Agent is required to withhold 31% of any cash payment made to the Debenture holder with respect to Debentures surrendered for redemption or conversion. Backup withholding is not an additional federal income tax. Rather, the tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSES OF SUBSTITUTE FORM W-9

     To prevent backup withholding, the Debenture holder is required to notify the Paying and Conversion Agent of his or her correct TIN on Substitute Form W-9 and certify that the TIN provided on Substitute Form W-9 is correct (or that such Debenture holder is awaiting a TIN) and that such Debenture holder is not otherwise subject to backup withholding. In addition, the Debenture holder must complete Part 2 of the Substitute W-9, check the appropriate box, and date and sign the Substitute Form W-9 as indicated.

WHAT NUMBER TO GIVE THE PAYING AND CONVERSION AGENT

     The Debenture holder is required to give the Paying and Conversion Agent the social security number or employer identification number of the record owner of the Debentures being surrendered for redemption or conversion. If the Debentures are in more than one name or are not in the name of the actual owner, consult the enclosed guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

     HOLDERS OF DEBENTURES ARE ADVISED TO READ THE PROSPECTUS AND TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE CONVERSION OR REDEMPTION OF THE DEBENTURES IN LIGHT OF THEIR OWN PARTICULAR CIRCUMSTANCES.

                       INTEGRATED HEALTH SERVICES, INC.
                         NOTICE OF GUARANTEED DELIVERY


                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)
                6% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2003

     This form must be used by a holder of the 6% Convertible Subordinated Debentures due 2003 (the "Debentures") of Integrated Health Services, Inc. (the "Company") who wishes to tender such holder's Debentures for conversion to the Paying and Conversion Agent referred to below pursuant to the guaranteed delivery procedures described in the accompanying Prospectus of the Company (the "Prospectus") under the caption "Redemption of Debentures and Alternatives to Redemption" and in Instruction 7 of the accompanying Letter of Transmittal (the "Letter of Transmittal"). Any holder who wishes to tender Debentures for conversion pursuant to such guaranteed delivery procedures must ensure that the Paying and Conversion Agent receives this Notice of Guaranteed Delivery prior to 5:00 P.M., New York City time, on June 29, 1998. Capitalized terms not defined herein have the meanings ascribed to them in the Prospectus and the Letter of Transmittal.

            TO: THE BANK OF NEW YORK, AS PAYING AND CONVERSION AGENT

                               REDEMPTION ONLY:
                               ----------------

        BY HAND:         BY OVERNIGHT COURIER:                    BY MAIL:
                                                 (registered or certified mail recommended)


 The Bank of New York    The Bank of New York              The Bank of New York
   101 Barclay Street     101 Barclay Street                  P.O. Box 11265
   Fiscal Agencies-7E     Fiscal Agencies-7E               Church Street Station
   New York, NY 10286     New York, NY 10286                New York, NY 10286
                                                           Attn: Fiscal Agencies
                                                               Dept. 101B-7E

                         TO CONFIRM BY TELEPHONE CALL:
                                (800) 438-5473

                               CONVERSION ONLY:
                               ----------------

        BY HAND:         BY OVERNIGHT COURIER:                    BY MAIL:
                                                 (registered or certified mail recommended)

 The Bank of New York    The Bank of New York              The Bank of New York
   101 Barclay Street     101 Barclay Street                  P.O. Box 11265

     Reorg. Dept.-7E       Reorg. Dept.-7E                 Church Street Station
   New York, NY 10286     New York, NY 10286                New York, NY 10286

                                                        Attn: Reorg. Dept. 101B-7E

                         TO CONFIRM BY TELEPHONE CALL:
                                (212) 815-3738

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tender(s) to Integrated Health Services, Inc. the principal amount of the Debentures listed below, upon the terms of and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal and the instructions thereto, receipt of which are hereby acknowledged, pursuant to the guaranteed delivery procedures set forth in the Prospectus, as follows:


                          AGGREGATE PRINCIPAL           PRINCIPAL AMOUNT
                           AMOUNT REPRESENTED     TENDERED (MUST BE IN INTEGRAL
   CERTIFICATE NOS.        BY CERTIFICATE(S)          MULTIPLES OF $1,000)

----------------------   ---------------------   ------------------------------

----------------------   ---------------------   ------------------------------

----------------------   ---------------------   ------------------------------

----------------------   ---------------------   ------------------------------

----------------------   ---------------------   ------------------------------

     This Notice of Guaranteed Delivery must be signed by the Holder(s) exactly as their name(s) appear on certificates for Debentures or on a security position listing as the owner of Debentures, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery.

  --------------------------------------------
  Name of Registered Holder

  --------------------------------------------
  Account Number

  --------------------------------------------
  Principal Amount Tendered
  (must be in integral multiples of $1,000)

  --------------------------------------------
  Number and Street or P.O. Box

  --------------------------------------------
  City, State, Zip Code

  --------------------------------------------
  Signatures(s)

  Dated: -------------- , 1998

                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

  The undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, or otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees that, within three (3) New York Stock Exchange trading days from the date of this Notice of Guaranteed Delivery, a properly completed and validly executed Letter of Transmittal (or a facsimile thereof), together with Debentures tendered hereby in proper form for conversion and all other required documents will be deposited by the undersigned with the Paying and Conversion Agent at its address set forth above.

  The Institution that completes this form must communicate the guarantee to the Paying and Conversion Agent and must deliver the Letter of Transmittal and Debentures to the Paying and Conversion Agent within the time period shown herein. Failure to do so could result in a financial loss to the undersigned.

  ---------------------------------         ---------------------------------
           Name of Firm                            Authorized Signature

  ---------------------------------         ---------------------------------
            Address                                         Title

  ---------------------------------         Name  ---------------------------
          Zip Code                                   Please Type or Print

 ---------------------------------          Name ----------------------------
     Area Code and Tel. No.
                                            Dated ---------------------- , 1998

     NOTE: DO NOT SEND CERTIFICATES REPRESENTING DEBENTURES WITH THIS FORM.
         CERTIFICATES REPRESENTING DEBENTURES SHOULD BE SENT ONLY WITH
                            A LETTER OF TRANSMITTAL.

                INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY



     1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Paying and Conversion Agent at its address set forth herein prior to 5:00 p.m., New York City time, on June 29, 1998. The method of delivery of this Notice of Guaranteed Delivery and any other required documents or instruments to the Paying and Conversion Agent is at the election and risk of the holder, and the delivery will be deemed made only when actually received by the Paying and Conversion Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedures, see Instruction 7 of the Letter of Transmittal.

     2. SIGNATURES ON THIS NOTICE OF GUARANTEED DELIVERY. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Debentures referred to herein, the signature must correspond with the name(s) written on the face of the Debentures without alteration, enlargement or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of DTC whose name appears on a security position listing as the owner of the Debentures, the signature must correspond with the name shown on the security position listing as the owner of the Debentures.

     If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Debentures listed or a participant of DTC, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appears on the Debentures or signed as the name of the participant shown on DTC's security position listing.

     If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and unless waived by the Company, submit with the Letter of Transmittal evidence satisfactory to the Company of such person's authority to so act.

     3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to The Bank of New York, 101 Barclay Street, New York, New York 10286,
Attention: Carolle Montrevil, Telephone: (212) 815-3738. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the conversion of Debentures.